UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2013

DOMARK INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136247	20-4647578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 S. Ronald Reagan Blvd, Suite 134
 Longwood, Florida 32750
(Address of principal executive offices) (Zip Code)

(321) 250-4996
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 13, 2013, Domark International, Inc. (“Domark” or the “Company”) became aware that the financial statements contained in the Company’s annual report on Form 10-K filed on September 13, 2013 had been filed without the consent of ZBS Group, LLP, our current auditing firm, or De Joya Griffith, LLC, our former auditing firm. This report was filed due to an administrative error on our part.

The Company’s Chief Executive Officer has discussed these matters with our current and former auditors and the Company is working to obtain the appropriate consent to file an amended Form 10-K. In working with our auditors regarding the incorrectly filed financial statements, we have also identified certain errors in our financial statements and we are working to correct those errors.

Accordingly, on September 13, 2013, the Company’s Chief Executive Officer determined that the Company’s financial statements for the fiscal year ended May 31, 2013, should no longer be relied upon.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMARK INTERNATIONAL, INC.

Dated: September 18, 2013	By:	/s/ Andrew Ritchie
Andrew Ritchie
Chief Executive Officer

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